GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.

                         Investment Management Agreement
                        --------------------------------



         This Agreement is made as of the 15th day of May, 2003, between

1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ( "Manager"); and

2. PENN-AMERICA GROUP, INC., a corporation organized under the laws of the State of Pennsylvania, and its affiliates listed on Schedule E, (collectively the "Client").

         WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below) for fees agreed upon in Schedule A. III.;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1.        The Account

          The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Section I.A. of Schedule A. Assets may be added to the Account at any time. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

          Assets placed in the Account by the Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager may include these assets in its periodic reports to Client, but will exclude their value when calculating Manager's asset management fees.

Section 2.        Management of the Account

         Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). If Manager manages only a portion of Client's portfolio, unless otherwise specified by Client in writing, Investment Guidelines' restrictions relate specifically to the assets managed by Manager. Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received them in writing. Other than by the Investment Guidelines and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner, except by operation of law.

          Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

          Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

          Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client and to do and perform all and every act and thing whatsoever requisite in furtherance of the brokerage account and of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other derivatives or securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

          Effective as of January 1, 2003, and until further notice, Manager will provide investment accounting services for Client, and will assist Client in preparing Client's statutory Schedule D, if applicable. Client acknowledges that Manager will provide accounting data according to Manager's standard interpretation of accounting principles, unless expressly instructed otherwise by Client's prior written notice.

Section 3.        Transactions for the Account

          Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

          Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

          Portfolio transactions for each client account generally are completed independently. However, if Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients according to the size of the order placed for each client.

          If Manager cannot obtain execution for the total amount of the securities in the combined orders, adjustments to the allocation will be made on a random number generator methodology. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price and/or transactions costs for all transactions executed as part of the combined order.

          If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

          Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

          Client has the right to withdraw cash at any time with prior written notice to Manager.

Section 4.        Transaction Confirmations

          Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. |X|

          Client may elect to receive individual confirmations at any time by giving Manager written notice.

Section 5.        Custody of Account Assets

          The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

          Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

          Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6.        Reports to Client

          Both Parties agree that the Web Access Addendum attached as Schedule F
hereto  shall  govern  the  Manager's   provisions   and  Client's  use  of  the
electronically available tools and information.

          Manager shall prepare 1) monthly appraisal reports and detailed holdings reports, showing current book values, market values, unrealized gains and losses, book yields and average life; and 2) quality and maturity distribution reports.

 Additionally, investment accounting reports generally include the following:

|_|      Investment Income Earned
|_| Securities on Deposit - By State (provided Client provides Manager with pertinent information)
|_|      Summary of General Ledger Journal Entries
[ ]      Trial Balance
[ ]      Schedule D data, including NAIC Rating information

          Client agrees to obtain its appraisals and investment accounting reports via Manager's website, GRNEAM.com. However, both Parties agree that the Client has the right to receive hard copies and that upon Client's written request, Manager will send Client hard copies of the appraisals and/or investment accounting reports.

          The Account's performance will be sent monthly, quarterly or annually upon Client request. Ad hoc reports and presentation materials are prepared as directed by clients. Reports will be provided for each Client company portfolio, combined insurance company portfolio, and all Client companies on a consolidated basis.

Section 7.        Account Valuation

          Manager will value the securities in the Account using independent pricing sources. All securities in the Account that are listed and traded on a national securities exchange or on NASDAQ shall be valued on the valuation date at the closing price on the principal market where the securities are traded. All other securities shall be valued in accordance with any reasonable valuation method selected by Manager, consistent with industry accepted practices. While Manager does its best to obtain representative market prices for all securities in the Account, such prices do not always reflect the price actually received or paid on the open market.

Section 8.        Manager's Fees

          For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets on a consolidated portfolio basis in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A.

         In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.

         Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

          If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.

Section 9.        Proxy Voting

         Proxies for securities in the Account should be voted as follows:

         [ ] Client directs Manager not to vote proxies for securities held for the Account.

         |X| Client directs Manager to vote all proxies for securities held for Client's Account in accordance with --

                                    |X|     Manager's own discretion
                                       or
                                    [ ]     Client's proxy voting guidelines
                                            attached as Schedule C.

          Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account. Manager shall not be responsible for voting proxies of foreign securities, and will forward them to Client for completion.

         These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10.       Legal Proceedings

          Manager is not the attorney for, nor will it advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11.       Risk

          Subject to Section 12, the Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

Section 12.       Standard of Care; Limitation of Liability

          Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person.

          Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws, except to the extent Manager negligently fails to comply with written instructions from Client relating to Client's investments in compliance with applicable insurance investment or tax laws.

          Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile or for Client's compliance with applicable tax laws.

          In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13.       Client Directions

          The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person designated on Schedule D, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

          Manager shall be fully protected in relying upon any direction signed or given by a person that is designated on Schedule D hereto to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14.       Confidentiality

          Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15.       Non-Exclusive Agreement

          Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

          Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees. Manager will treat all clients fairly and equitably.

          If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16.       Term of Agreement

          Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. Written notice is complete upon the date(s) of delivery of same via fax transmittal or US mail postage mark. This Agreement will remain in effect until cancelled. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17.       Agreement Not Assignable

          This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

Section 18.       Governing Law

          The internal law of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19.       Miscellaneous

          If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

         This Agreement supersedes all prior agreements between the parties as of the Effective Date.

Section 20.       Notices

          All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail express delivery services, facsimile, e-mail or other electronic means to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21.       Representations of Client

          Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and that there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and (e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

          Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

Section 22.       Representations of Manager

          Manager represents and warrants that this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation.

Section 23.       Form ADV

          Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

Section 24.    Independent Contractor

          The relationship of Manager to Client is and shall remain during the term of this Agreement that of independent contractor. Manager and Client are not partners or joint venturers with each other under this Agreement, and nothing in this Agreement shall be construed so as to make them partners or joint venturers, or to impose any liability as such on either of them.


AGREED TO AND ACCEPTED BY:

GENERAL RE - NEW ENGLAND                      PENN-AMERICA GROUP, INC.
ASSET MANAGEMENT, INC.


______________________________________      ____________________________________

By:  Gerard T. Lynch                                 By:
Its President                                        Its:

                                                     Principal Address:

Pond View Corporate Center                           420 South York Road
76 Batterson Park Road                               Hatboro, PA 19040
Farmington, Connecticut 06032

                                 Taxpayer Identification Number: 23-2731409

                         PENN-AMERICA INSURANCE COMPANY



                         ______________________________________
                         By:
                         Its:

                Taxpayer Idendification Number: 23-1997049




                         PENN-STAR INSURANCE COMPANY



                         ______________________________________
                         By:
                         Its:

                Taxpayer Idendification Number:  23-2865367________





                         PENN-PATRIOT INSURANCE COMPANY



                         ______________________________________
                         By:
                         Its:

                Taxpayer Idendification Number:  81-0605083_______

                                   SCHEDULE A

--------------------------------------------------------------------------------
I.       ACCOUNT ASSETS.

          A. Managed Assets - Client has deposited the following securities, cash and other assets with the Custodian identified below to be managed under this Agreement: See attached list of holdings as of April 30, 2003.

          B. Unmanaged Assets - Client also deposited with the Custodian the following assets which are not to be managed under this Agreement: None

--------------------------------------------------------------------------------
II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:

PNC Bank, N.A.                                      Custodial Account Number(s):
                                                      Refer to Schedule E
Institutional Custody Services
200 Stevens Drive, Suite 425
Lester, PA  19113

--------------------------------------------------------------------------------
II. FEES. Manager's fees for services provided under this Agreement shall be as follows: Asset Management Fees (including Investment Accounting Fees):

For non-equity assets:

Annual fee of .20% (twenty hundredths of one percent) on the first $50 million of market value of the non-equity invested assets under management in the "Available for Sale" portfolios;

..15% (fifteen hundredths of one percent) on remaining market value of the non-equity invested assets under management in the "Available for Sale" portfolios; and

 .05% (five hundredths of one percent) of market value of the non-equity invested assets under management in the "Held to Maturity" portfolios.

For equity assets:

Annual fee of .05% (five hundredths of one percent) on the market value of the equity assets under management.

Manager reserves the right to charge additional fees upon mutual written agreement between Client and Manager, on at least sixty (60) days notice to Client.

--------------------------------------------------------------------------------

                              SCHEDULE A Continued


Website Tools:
Manager may provide Client with access to their monthly reporting package and miscellaneous analytical tools for Client's managed assets via Manager's website.

Client may request to utilize the tools on unmanaged assets, subject to Manager's approval and possible additional fees.


-------------------------------------------------------------------------------




IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or Bank:___NONE_____________________



Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.





-----------------------------------------------------------------------------------------------------------------------
V. NAME OF CLIENT:  PENN-AMERICA GROUP, INC.                                    VI. DATE:


By: ____________________________________________                             _________________________

---------------------------------------------------------------------------- -----------------------------------------
VII. NAME OF CLIENT:  PENN-AMERICA INSURANCE COMPANY                            VIII. DATE:


By: ____________________________________________                             _________________________

---------------------------------------------------------------------------- -----------------------------------------
IX. NAME OF CLIENT:  PENN-STAR INSURANCE COMPANY                                X. DATE:


By: ____________________________________________                             ___________________________



                                       12

---------------------------------------------------------------------------- -----------------------------------------
XI. NAME OF CLIENT: XII. DATE: PENN-PATRIOT INSURANCE COMPANY


By: ____________________________________________                             ___________________________

---------------------------------------------------------------------------- -----------------------------------------



                                   SCHEDULE B




--------------------------------------------------------------------------------
INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:




                         See attached Investment Plan of
  Penn-America Group, Inc., Penn-America Insurance Company, Penn-Star Insurance
         Company and Penn-Patriot Insurance Company dated May 14, 2003.




--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-AMERICA GROUP, INC.


By: ____________________________________          _____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-AMERICA INSURANCE COMPANY


By: ____________________________________          _____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-STAR INSURANCE COMPANY


By: ____________________________________          _____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-PATRIOT INSURANCE COMPANY


By: ____________________________________          _____________________

--------------------------------------------------------------------------------

                                   SCHEDULE C



--------------------------------------------------------------------------------
PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here |X|.)






--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-AMERICA GROUP, INC.


By: _____________________________________________ ____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-AMERICA INSURANCE COMPANY


By: _____________________________________________ ____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-STAR INSURANCE COMPANY


By: _____________________________________________ ____________________

--------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PENN-PATRIOT INSURANCE COMPANY


By: _____________________________________________ ____________________
--------------------------------------------------------------------------------

                                   SCHEDULE D

                             SECRETARY'S CERTIFICATE
                             -----------------------

      I, Garland P. Pezzuolo, the Secretary of PENN-AMERICA GROUP, INC. (the "Corporation"), a Corporation organized and existing under the laws of the State of Pennsylvania hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

   Name of Officer                Title                          Signature


Irvin Saltzman             Chairman                          ___________________




Jon S. Saltzman            President & CEO                   ___________________




Joseph F. Morris           Sr. Vice President, CFO and       ___________________
                           Treasurer



Brian Riley                Vice President & Controller       ___________________


         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


                    _________________________________        ___________________
(Corporate Seal)                Secretary                            Date

                                   SCHEDULE D

                             SECRETARY'S CERTIFICATE
                            ------------------------

         I, Garland P. Pezzuolo, the Secretary of PENN-AMERICA INSURANCE COMPANY (the "Corporation"), a Corporation organized and existing under the laws of the State of Pennsylvania hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

  Name of Officer            Title                                 Signature


Irvin Saltzman             Chairman                        _____________________




Jon S. Saltzman            President & CEO                 _____________________




Joseph F. Morris           Sr. Vice President, CFO and     _____________________
                           Treasurer



Brian Riley                Vice President & Controller     _____________________


This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


                     ________________________________      ___________________
(Corporate Seal)            Secretary                            Date

                                   SCHEDULE D

                             SECRETARY'S CERTIFICATE
                          ---------------------------

      I, Garland P. Pezzuolo, the Secretary of PENN-STAR INSURANCE COMPANY (the "Corporation"), a Corporation organized and existing under the laws of the State of Pennsylvania hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

 Name of Officer             Title                                 Signature


Irvin Saltzman             Chairman                        _____________________




Jon S. Saltzman            President & CEO                 _____________________




Joseph F. Morris           Sr. Vice President, CFO and     _____________________
                           Treasurer



Brian Riley                Vice President & Controller     _____________________


         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


                           ___________________________________      ____________
(Corporate Seal)                      Secretary                           Date

                                   SCHEDULE D

                             SECRETARY'S CERTIFICATE
                          ----------------------------

      I, Garland P. Pezzuolo, the Secretary of PENN-PATRIOT INSURANCE COMPANY (the "Corporation"), a Corporation organized and existing under the laws of the State of Virginia hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

   Name of Officer               Title                      Signature


Irvin Saltzman             Chairman                       ______________________




Jon S. Saltzman            President & CEO                ______________________




Joseph F. Morris           Sr. Vice President, CFO and    ______________________
                           Treasurer



Brian Riley                Vice President & Controller    ______________________


         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


                                 ____________________________        ___________
(Corporate Seal)                        Secretary                       Date



                                   SCHEDULE E

----------------------- -------------- ----------------------------- ---------------- -----------------------------------
Name                    State of       Principal Business Address    Tax ID #         Custodian Information
                        Incorporation
----------------------- -------------- ----------------------------- ---------------- -----------------------------------
Penn-America Group,     PA             420 South York Road           23-2731409       PNC Bank, N.A.
Inc.                                   Hatboro, PA  19040
                                                                                      Investment Account #
                                                                                      32 32 300 3030060
                                                                                      Penn-America Group, Inc.
----------------------- -------------- ----------------------------- ---------------- -----------------------------------
Penn-America            PA             420 South York Road           23-1997049       PNC Bank, N.A.
Insurance Company                      Hatboro, PA  19040
                                                                                      Custodian Account #:
                                                                                      32-32-3004030011
                                                                                      Penn-America Insurance Company

                                                                                      32-32-3004030095
                                                                                      Penn-America Insurance Company -
                                                                                      State of PA Deposits

                                                                                      32-32-3004030029
                                                                                      Penn-America Insurance Company -
                                                                                      Equity Account
----------------------- -------------- ----------------------------- ---------------- -----------------------------------
Penn-Star Insurance     PA             420 South York Road           23-2865367       PNC Bank, N.A.
Company                                Hatboro, PA  19040
                                                                                      Custodian Account #:
                                                                                      32-32-3004030053
                                                                                      Penn-Star Insurance Company

                                                                                      32-32-3004030176
                                                                                      Penn-Star Insurance Company -
                                                                                      PSIC Security Fund

                                                                                      32-32-3004030087
                                                                                      Penn-Star Insurance Company -
                                                                                      Equity Account

----------------------- -------------- ----------------------------- ---------------- -----------------------------------





                                       20

----------------------- -------------- ----------------------------- ---------------- -----------------------------------
Penn-Patriot            VA             420 South York Road           81-0605083       PNC Bank, N.A.
Insurance Company                      Hatboro, PA  19040
                                                                                      Investment Account #
                                                                                      32 32 300 3030078
                                                                                      Penn-Patriot Insurance Company

                                                                                      Security Fund #
                                                                                      32 32 300 3030086
                                                                                      Penn-Patriot Insurance Company
----------------------- -------------- ----------------------------- ---------------- -----------------------------------







----------------------- -------------- ----------------------------- ---------------- -----------------------------------
NAME OF CLIENT:                                                        DATE:
PENN-AMERICA GROUP, INC.


By: _________________________________________                          ________________________

---------------------------------------------------------------------- --------------------------------------------------
NAME OF CLIENT:                                                        DATE:
PENN-AMERICA INSURANCE COMPANY


By: _________________________________________                          ________________________

---------------------------------------------------------------------- --------------------------------------------------
NAME OF CLIENT:                                                        DATE:
PENN-STAR INSURANCE COMPANY


By: _________________________________________                          ________________________

---------------------------------------------------------------------- --------------------------------------------------
NAME OF CLIENT:                                                        DATE:
PENN-PATRIOT INSURANCE COMPANY


By: _________________________________________                          ________________________

---------------------------------------------------------------------- --------------------------------------------------



                                   SCHEDULE F
                               WEB ACCESS ADDENDUM


      This WEB ACCESS ADDENDUM ("Addendum") hereby supplements the Investment Management Agreement between Manager and Client.

      WHEREAS, in addition to the services to be provided by Manager to Client pursuant to the Investment Management Agreement, Client desires to have access to and to use Manager's proprietary suite of information and services for access to on-line investment reports concerning Client's Account and the on-line analysis of investment portfolios and other services, which are more fully described on Exhibit A hereto and on Schedule A to the Investment Management Agreement; and

      WHEREAS, Manager has agreed to provide such access to information and services to Client on the terms and conditions set forth in this Addendum; and

      NOW THEREFORE in consideration of the foregoing and of the mutual promises contained in the Investment Management Agreement and this Addendum, Client and Manager agree as follows:

                                   ARTICLE I
                                   Definitions

Section 1.1   - "Client Data" has the meaning set forth in Section 6.1.

Section 1.2 "Confidential Information" has the meaning set forth in Section 8.1.

Section 1.3 "Documentation" means the specifications, user manuals, and conditions for use published and updated from time to time by Manager and designated as "Documentation".

Section 1.4 -"Eligible User(s)" shall mean those employees of Client set forth on Exhibit B-1 and/or Exhibit B-2 hereto, or any authorized amendment to Exhibit B-1 and/or Exhibit B-2 as provided in Section 3.2(b) hereto.

Section 1.5  -"Force Majeure Event" has the meaning set forth in ARTICLE XII.

Section 1.6 -"Manager Data" means data and models made available in any form by Manager in connection with the Services, including any data obtained by Manager from a Vendor.

      Section 1.7 -"Manager Proprietary System" means the Platform, Manager Data, Services and any other proprietary materials of Manager as further provided in ARTICLE V.

Section 1.8   -"Indemnified Party" has the meaning set forth in Section 12.3.

Section 1.9   -"Indemnifying Party" has the meaning set forth in Section 12.3.

Section 1.10 "Losses" has the meaning set forth in Section 12.2.

Section 1.11 -"Platform" means a set of world wide web pages implemented by Manager and through which Client's Eligible Users may access the Manager Proprietary System over the Internet.

Section 1.12 -"Proprietary Rights" means any United States trademark, tradename, copyright, or trade secret of a third party.

Section 1.13 "Service Data" means all data generated by an Internet server that relates to the number of users having access through the Platform and similar user-related usage data collected in connection with the Platform and Services.

Section 1.14      -"Services" has the meaning set forth in Section 3.1.

Section 1.15 -"Terms of Use" means the Legal Statement and any other terms and conditions posted at http://www.grneam.com, as amended from time to time by Manager governing the use of the Services by customers, including Client and Eligible Users.

Section 1.16 -"Vendors" means certain third parties that have granted Manager the right to use and distribute their data, software or other proprietary materials.

                                   ARTICLE II
                                      Term

      The term of this Addendum shall be coextensive with the term of the Investment Management Agreement, unless terminated earlier pursuant to ARTICLE XI (the "Term")

                                  ARTICLE III
                                  The Services

      Section 3.1 Services. During the Term, Manager shall make accessible to Client the Platform and the online information and services described in Exhibit A (the "Services"). Manager will retain control over the form and content of the Services, as well as the selection of Vendors and Data used in connection therewith, and may alter all or any portion of the Services from time to time in its sole discretion.

Section 3.2       Grant of Rights; Eligible Users.

      (a) Manager hereby grants to Client a non-exclusive and non-transferable license during the Term to allow Eligible Users to access the Platform, and to utilize the Services made available thereunder, solely for use in connection with Client's internal business purposes in accordance with the Terms of Use and Documentation.

      (b) The initial Eligible Users for accessing Client's monthly reporting package shall be those employees of the Client listed on Exhibit B-1 hereto. The initial Eligible Users for accessing Manager's investment tools shall be those employees of the Client listed on Exhibit B-2 hereto. Permission to add a non-employee user may be granted on a case by case basis by Manager. In the event that Client desires during the Term to add, subtract or change an Eligible User, Client's Authorized Person or other individual whose name appears on the Secretary's Certificate in Schedule D to the Investment Management Agreement shall promptly provide to Manager, an email notice or an amended Exhibit B-1 and/or Exhibit B-2 with the name(s) of the discontinued Eligible User(s) and the name(s) of the new or changed Eligible User(s), which amendment shall be subject to the approval of Manager, which shall not be unreasonably withheld or delayed.

         Client further agrees to cooperate in reviewing and confirming in writing the list of Eligible Users from time to time, upon request of the Manager.

Section 3.3        Limitations On Use

      (a) Notwithstanding anything to the contrary contained in this Addendum, Client shall not:

            (i) provide access to the Platform to any person that is not an Eligible User;

            (ii) except for month-end investment reports, publish, display, distribute or transfer in any form to any third party who is not an employee of Client, unless prior permission is granted by Manager, any Manager Data or the results of any research, information or material derived from the use of the Manager's Proprietary System;

            (iii) resell, make available or distribute any Manager Data, Services or Documentation (or any part thereof) to any third party whether by license or by any other means;

            (iv) except for month-end investment reports, incorporate into, or warehouse on, any computer system of Client any Manager Data, Services, Documentation or Manager's Proprietary System;

            (v) copy, adapt, reverse engineer, decompile, disassemble, or modify, any portion of the Manager Data or Manager's Proprietary System;

            (vi)        conceal,   remove   or  alter  any   title,   trademark,
                        copyright, proprietary or restricted rights notices incorporated in the Manager's Proprietary System;

            (vii) use the Manager's Proprietary System in breach of any applicable laws, regulations or market conventions;

            (viii) use Manager's name or service marks in connection with a prospectus or the creation, issuance, offer or promotion of a financial instrument, or in their advertising or marketing materials;

            (ix) use the Manager's Proprietary System for the benefit of a third party, including, but not limited to, on a time-share basis or acting as a service bureau or application service provider;

            (x) use, evaluate, or view any Services for the purpose of designing, modifying, or otherwise creating any software program, or any portion thereof, which performs functions similar to or that compete with the functions performed by any the Manager's Proprietary System;

            (xi)        or authorize any third party to do any of the foregoing.



                         Provided however, the Client shall be entitled to use, and publish to third parties, Manager Data relating to the Client's portfolio for purposes of regulatory reporting, preparation of financial statements, preparation of press releases and other public announcements, prospectuses and similar reports and releases. Provided further that the Manager will not unreasonably withhold its consent to the inclusion of its name or service mark as described in subsection 3(a)(vii) above.

      (b) Each password Manager assigns Client will be kept confidential by Client and by the Eligible Users. If Client learns or suspects that such confidentiality or any provision of this Section 3.3 has in any way been breached, Client will immediately notify Manager, which may assign new passwords or restrict the use of all or any portion of the Platform or the Services or take other appropriate action, in Manager's sole discretion.

      (c) Client shall, and shall ensure that the Eligible Users, abide by and are bound to all of the terms of the Legal Statement published and amended from time to time on Manager's web site at [http://www.grneam.com]. Manager shall provide Client with notice of any amendments to the Legal Statement on its web site.

      Section 3.4 Non-exclusive Services. Nothing contained herein shall be construed as a limitation on Manager's ability to provide any Platform or the Services (or any portion thereof) or any similar or identical services to any third party.

      Section 3.5 Service Maintenance, Upgrades, New Versions. During the Term, Manager shall provide Client with such maintenance and service upgrades as Manager may release from time to time to its other customers who license equivalent services from Manager. Manager shall not be required to provide upgrades or new versions. Manager shall have no obligation to provide new tools hereunder, and reserves the right to charge additional fees for any new tools or substantial new functionality provided. Nothing in this section shall be construed to require Manager to provide any additional services, customized Services or Enhancement Services.

                                   ARTICLE IV
                             Client Responsibilities

      Section 4.1 Client Cooperation. Client will cooperate with Manager and provide any necessary assistance, equipment, access to Client's personnel and information to allow Manager to perform Manager's obligations under this Addendum, including without limitation, making available in a timely manner, as reasonably requested by Manager, such management decisions, personnel (whether management, technical or user), information, approvals and acceptances in order that Manager `s provision of Services under this Addendum may be properly, timely and efficiently accomplished.

      Section 4.2 Client's Program Administrator. Client will designate a qualified program administrator, to be named on each of Exhibit B-1 and Exhibit B-2, who will be authorized to make binding decisions for Client regarding this Addendum ("Client's Program Administrator"), and shall, in a timely manner, (i) provide all Client information and data necessary for Manager's performance of Services and assume responsibility for the accuracy of the same; (ii) arrange for Manager's access to Client's staff, facilities, equipment and systems as appropriate, (iii) render all decisions required by Manager in connection with this Addendum, (iv) distribute usernames and passwords to Eligible Users, (v) provide notice to Manager in accordance with Section 3.2(b) of all changes to the list of Eligible Users, and (vi) take, or have taken, all other action required to be taken by Client under this Addendum.

      Section 4.3 Client Responsible for Employees and User Access. Client shall be responsible for the actions of all Eligible Users and anyone who obtains access to the Platform through or from Client or its Eligible Users, whether or not authorized by Client.

      Section 4.4 Consent to Electronic Signatures. Client agrees that whenever an Eligible User clicks on an "I Agree", "I Consent" or other similarly worded "button" or entry field with a mouse, keystroke or any other means communicable via a computer device, the Eligible User's agreement or consent will be deemed to have been made on behalf of Client, and shall be legally binding and enforceable on Client.

                                   ARTICLE V
                           Manager Proprietary System

      All software and related documentation (including the Manager Proprietary System) (i) owned by Manager prior to the Effective Date (ii) of which Manager acquires ownership after the Effective Date, or (iii) which is developed by or on behalf of Manager after the Effective Date for use in connection with the Services, or (iv) which is licensed or leased from a third party by Manager and which will be used in connection with the Services, shall be and shall remain the exclusive property of Manager or its respective third party licensors. Client shall have no rights or interests therein or in any third party software of Manager. All Service Data shall be Manager's Confidential Information and Manager shall own all Service Data.

                                   ARTICLE VI
                                Data and Reports

      Section 6.1 Ownership of Client Data. All data and information submitted to Manager by Client in connection with the Services (the "Client Data") is and shall remain the property of Client. Except as permitted by this Addendum or the Investment Management Agreement or as reasonably necessary to provide the Services, Manager shall not use the Client Data or, disclose or otherwise provide the Client Data to third parties.

      Section 6.2 Reports. Client may use the Platform to produce reports presenting Client Data in accordance with Manager's standard reporting formats as described in Exhibit A and in such other reporting formats as the parties may agree (the "Reports"). Client may also be able to access its monthly reporting package for its Account via the Platform. If Client prefers to receive these monthly reporting packages in hard copy, the Client shall indicate by signing the hard copy preference on the signature page of this Addendum. The Client may revoke this preference at any time, and/or can receive a hard copy of any of its monthly reports by written notification to Manager.

      Section 6.3 Correction of Errors. Client is responsible for the accuracy and completeness of the Client Data as well as any errors or inaccuracies in and with respect to data obtained from Manager due to any inaccurate or incomplete Client Data.


                                  ARTICLE VII
                                      Taxes

      Client shall be responsible for all applicable taxes related to this Addendum including all applicable sales, use, value added or similar taxes arising out of or in connection with this Addendum. If Manager pays any such taxes on behalf of Client, Client shall reimburse Manager for such payment. Client shall not be responsible for taxes based upon Manager's income.

                                  ARTICLE VIII
                                 Confidentiality

      Section 8.1 Confidential Information. "Confidential Information" means any and all information or materials of a party relating to the technology, business or affairs of the disclosing party revealed, disclosed or furnished to the receiving party either orally, in writing or by inspection, that could reasonably be understood by the receiving party to be proprietary or confidential information or materials of the disclosing party. Confidential Information might include, but is not limited to technical information, financial information, business information, billing rates, research information, human resources, personnel information, marketing/sales information, trade secrets, and competitive sensitive information, and such other information as has been or may be disclosed, revealed or furnished before or after the date hereof by the disclosing party. All information of Manager provided hereunder, all Manager Data, and all Client Data will be considered Confidential Information regardless of whether (a) it is disclosed in tangible form; or (b) is marked "Confidential", "Proprietary" or the like.
Notwithstanding the foregoing, Confidential Information does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure or improper action by the receiving party or any of its directors, officers, employees, affiliates, agents, subcontractors, or consultants, (ii) was rightfully disclosed to the receiving party by a third party without restriction, provided the receiving party complies with any restrictions imposed by the third party, or (iii) was independently developed by the receiving party without use of or access to any Confidential Information of the disclosing party.

      Section 8.2 Preservation of Confidential Information. The parties shall preserve in confidence all Confidential Information, received from the other party using the same degree of care as it uses to preserve and safeguard its own Confidential Information, but in no event less than a reasonable degree of care.

      Section 8.3 Return of Confidential Information. Upon the expiration or termination of this Addendum, Client shall return all Confidential Information and all copies of Confidential Information to the Manager.

                                   ARTICLE IX
                           Disclaimers and Limitations

      Section 9.1 Special Admonitions Regarding Use of Financial Products. The Services contain a number of analytical tools that should only be used by sophisticated investment professionals. There is no assurance that the financial instruments identified by the Services will perform in a manner that is consistent with their historical characteristics or assure the profitability or utility of forecasts or expected values. Neither Manager nor any Vendor shall be deemed to be providing investment management, broker-dealer, supervision or advisory services. Furthermore, Client understands and acknowledges that all content and materials comprising the Services are to be used solely for informational and research purposes, and that such content and materials are not intended to provide specific investment, financial, tax or legal advice. Information provided through the Services is not intended as advice regarding the nature, potential value, or suitability of any particular security, transaction, or investment strategy. References to any specific securities do not constitute a solicitation or an offer to buy or sell securities.

      Section 9.2 Electronic Access and Communications. Client acknowledges that access to the Services and any electronic mail communications between Client and Manager over the Internet are subject to possible interception by third parties during transmission. Manager shall not be responsible for the security of such communications or the safety and security of Client Data during transmission or the prevention of access by unauthorized persons to Client Data transmitted over the Internet. Manager shall not be responsible for any interruption in access to the Services, or inability to access the Services, caused by the interruptions in the availability of the Internet, or slowdowns thereto.

      Section 9.3 Services Warranty Disclaimer. EXCEPT AS SET FORTH IN THIS ADDENDUM, THE SERVICES HEREUNDER ARE PROVIDED ON AN "AS IS" BASIS, AND CLIENT'S AND ANY ELIGIBLE USER'S USE THEREOF IS AT ITS OWN RISK. MANAGER DOES NOT MAKE, AND HEREBY DISCLAIMS FOR ITSELF AND ON BEHALF OF ITS CORPORATE PARENTS AND AFFILIATES AND VENDORS, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF ACCURACY, ORIGINALITY, CONSISTENCY, TIMELINESS, COMPLETENESS, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. MANAGER DOES NOT WARRANT THAT THE SERVICES WILL PERFORM AT A PARTICULAR SPEED, OR WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE OR FREE OF UNAUTHORIZED HIDDEN PROGRAMS, TROJAN HORSES, WORMS OR VIRUSES OR THAT THE CALCULATIONS OR OTHER FUNCTIONS PERFORMED ON CLIENT'S DATA WILL BE CORRECT OR MEET CLIENT'S NEEDS OR EXPECTATIONS. NEITHER MANAGER NOR MANAGER'S VENDORS WILL BE RESPONSIBLE FOR LOSS OF PROPERTY OR INJURY RESULTING FROM ANY

SERVICE OR FOR ANY FAILURE OR INTERRUPTION OF THE SERVICES RESULTING FROM ANY CIRCUMSTANCES BEYOND MANAGER'S CONTROL. MANAGER'S ONLY RESPONSIBILITY FOR ANY OTHER FAILURE OR INTERRUPTION OF THE SERVICES WILL BE TO RE-RUN CLIENT DATA OR REPORTS CAUSED BY A MALFUNCTION OF THE SERVICES. IN NO EVENT WILL MANAGER OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE PERFORMANCE OF ANY OF THE SERVICES BE LIABLE TO CLIENT OR ANY OTHER PERSON FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, OR OTHER SIMILAR DAMAGES INCLUDING, BUT NOT LIMITED TO, ANY LOST PROFITS OR SAVINGS, OR COSTS INCURRED AS A RESULT OF LOSS OF TIME, LOSS OF DATA, LOSS OF THE USE OF SOFTWARE, CLAIMS BY OTHERS, INCONVENIENCE OR SIMILAR COST, OR FOR THE FAILURE OF CLIENT TO PERFORM CLIENT'S RESPONSIBILITIES, EVEN IF MANAGER HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

                                    ARTICLE X
                                   Termination

      Section 10.1 Client may, in its sole option, upon written notice, terminate this Addendum. Manager may in its sole option, upon written notice, terminate this Addendum if Client:

      (a) has materially breached any of its material obligations hereunder, and such breach is not cured within thirty (30) days after written notice thereof by Manager to Client; or

      (b) becomes insolvent or institutes or has instituted against Client voluntary or involuntary proceedings in bankruptcy or under any other insolvency law, or makes or consents to an arrangement with creditors, or corporate reorganization, receivership or dissolution, of Client; or

      (c) ceases to be an Asset Management Client of Manager.

      Section 10.2 Notwithstanding the provisions of Section 10.1(b) to the contrary, Manager may terminate this Addendum upon ten day's notice if Client breaches Section 3.3 or ARTICLE VIII of this Addendum.

      Section 10.3 In the event of the termination of this Addendum, Client shall cease, and Manager may disable, all access to the Services.

                                   ARTICLE XI
                                  Force Majeure

      Neither Client nor Manager shall be liable for any failure or delay in the performance of its obligations pursuant to this Addendum and such failure or delay shall not be deemed a breach of this Addendum or grounds for termination hereunder; provided that, such failure or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing party through the use of reasonably available and economical alternate sources, work-around plans, or other means and if and to the extent such failure or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, threatened terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties, court order, third party nonperformance, or any other similar cause beyond the reasonable control of such party (each, a "Force Majeure Event"). Upon the occurrence of a Force Majeure Event, the non-performing party shall be excused from any further performance of those of its obligations pursuant to this Addendum affected by the Force Majeure Event for as long as such Force Majeure Event continues. The party whose performance is delayed by a Force Majeure Event shall immediately notify the other party by telephone (to be confirmed by written notice within three (3) days of the inception of the failure or delay) of the occurrence of a Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event.

                                   ARTICLE XII
                                 Indemnification

      Section 12.1 Indemnification by Client. Subject to the conditions, provisions and limitations of this Addendum, Client hereby agrees to indemnify, defend and hold harmless Manager and its Affiliates from and against all Losses asserted against, resulting to, imposed upon or incurred by Manager by reason of or resulting from any of the following:

            (a) Any use or misuse of the Services by Client or its Eligible Users including, without limitation, any material violation by Client or any Client of the Manager Terms and Conditions or the Documentation; or

            (b) Any allegation or claim that any Client Data or any other intellectual property used by Client in connection with the transactions contemplated in this Addendum infringe or violate any Proprietary Rights of any third party.

      Section 12.2 Indemnification by Manager. Subject to the conditions, provisions and limitations of this Addendum, Manager hereby agrees to indemnify, defend and hold harmless Client from and against all actual and direct damages, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements (collectively, "Losses"), asserted against, resulting to, imposed upon or incurred by Client by reason of or resulting from any allegation or claim that the intellectual property rights owned by and proprietary to Manager that are used in the provision of the Services infringe any Proprietary Rights; provided, however, that Manager shall have no obligation or liability with respect to any infringement claim to the extent such alleged infringement is based on (a) the use of the Services in violation of this Addendum; (b) the combination, or use of the Services with any service, product, equipment, program or data unless otherwise contemplated under this Addendum; or (c) the alteration, modification or change of any portion of the Services other than by Manager or its employees, agents or subcontractors or with Manager's express prior written consent; and provided further that Manager may, in its sole election and expense, but without any obligation to do so, either (i) procure for Client and its Eligible Users the right to continue to make use of the allegedly infringing portion of the Services, (ii) replace or modify the portion of the Services at issue with substitute matter that is non-infringing but which causes the portion of the Services at issue to be of substantially equivalent functionality and performance to the portion of the Services alleged to be infringing, or (iii) terminate this Addendum.

      Section 12.3 Indemnification Procedures. The obligations and liabilities of Manager and Client hereunder with respect to their respective indemnities pursuant to this ARTICLE XII, resulting from any claim, demand or other assertion of liability by third parties (hereinafter collectively called "Demands"), shall be subject to the following terms and conditions:

      (a) Subject to the consent of the party to be indemnified pursuant to this
ARTICLE XII (the "Indemnified Party") (such consent not to be unreasonably withheld, delayed or conditioned), the indemnifying party (the "Indemnifying Party") will have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement to be undertaken on behalf of and for the account and risk of the Indemnifying Party.

      (b) In the event the Indemnifying Party shall elect not to undertake such defense by its own representatives, the Indemnifying Party shall give prompt written notice of its election to the Indemnified Party, and the Indemnified Party will undertake the defense, compromise or settlement thereof by counsel designated by it whom the Indemnifying Party determines in writing to be satisfactory for such purposes. The consent of the Indemnifying Party to the Indemnified Party's choice of counsel shall not be unreasonably withheld, delayed or conditioned.

      (c) No settlement or compromise of any such Demand may be made by a Party hereto without the prior express written consent or approval of the other Party hereto (such consent not to be unreasonably withheld, delayed or conditioned).

      (d) In the event that any Demand shall arise out of a transaction or cover any period or periods wherein Client and Manager each is or may be liable hereunder for part of the liability or obligation arising therefrom, then such Parties shall, each choosing its own counsel and bearing its own expense, defend such Demand, and no settlement or compromise of such Demand may be made without the joint consent or approval of Manager and Client, except where the respective liabilities and obligations of Client and Manager are clearly allocable or attributable on the basis of objective facts.

      (e) The agreements to indemnify contained in this ARTICLE XII shall survive termination or expiration of this Addendum for a period of three (3) years after the effective date of such termination or expiration; provided, however, that with respect to any Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim) for which notice has been timely given within such three (3) year period, the indemnification period shall be extended until the final resolution of such Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim).

      (f) A party having reason to believe that it may be entitled to indemnification under this ARTICLE XII shall give reasonably prompt written notice to the other party hereto from whom indemnification may be sought specifying in reasonable detail the nature and basis of any Demand or other matter (including actual and direct damages incurred other than as a result of a third party claim) which may give rise to such indemnification but such notice shall not be a condition of such indemnification. The failure of the Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations under this ARTICLE XII, unless the delay or failure to provide such notice prejudices an Indemnifying Party in a manner that demonstrably results in additional actual and direct damages to such Indemnifying Party, in which event such Indemnifying Party shall be relieved of such obligations, but only to the extent such additional actual and direct damages can be proved.

                                  ARTICLE XIII
                            Limitations on Liability

      Section 13.1 Direct Damages. In the event Manager shall be held liable to Client, for any matter arising out of, under, or in connection with this Addendum, whether based on an action or claim in contract, equity, negligence, tort, or otherwise, the amount of direct damages recoverable against Manager for all events, acts or omissions shall not exceed, in the aggregate,an amount equal to the sum of all fees received by Manager pursuant to the Investment Management Agreement for a period of three (3) months prior to the date on which the claim or claims arose.

      Section 13.2 No Indirect Damages. Neither Client nor Manager shall be liable for any indirect, incidental, special, or consequential damages punitive, exemplary, or other similar damages or amounts for loss of income, profits, or savings arising out of or relating to this Addendum.

                                   ARTICLE XIV
                               General Provisions

      Section 14.1 Binding Effect. Client may not assign this Addendum without the prior written consent of Manager which may be withheld in its sole discretion, and any assignment in violation of this Addendum shall be null and void. This Addendum shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

      Section  14.2  Severability.   If  any  part  of  this  Addendum,  or  the
application thereof to any person or circumstance, is for any reason held invalid or unenforceable, it shall be deemed severable and the validity of the remainder of this Addendum or the applications of such provision to other persons or circumstances shall not be affected thereby.

      Section 14.3 Export Regulations. Client acknowledges that the Services and any direct products thereof may be subject to United States export laws, statutes and regulations, and that Client will at all times comply with the provisions of such laws, statutes and regulations including obtaining any necessary or required licenses. Client shall not export or re-export or otherwise transmit, directly or indirectly, the Services or any direct products thereof into, or use the Services or any direct products thereof in, any country prohibited or restricted under United States export laws, statutes or regulations or any other applicable laws.

      Section 14.4 Defined Terms. Any capitalized terms not defined herein shall have the meaning set forth in the Investment Management Agreement.

      Section 14.5. This Addendum supersedes all prior and contemporaneous agreements (including any Beta Extranet Agreements), understandings, inducements and conditions, express or implied, oral or written, or any nature whatsoever with respect to the subject matter hereof.

                                   ARTICLE XV
                                 Ongoing Testing

      Periodically, GR-NEAM may ask Client to beta test website tools and/or services that GR-NEAM is developing. Client understands and acknowledges that in such instances the tools and or services would be in a beta format and the final format and content of the tool and/or services may be substantially different from the form presented to the Client. Additionally, Client acknowledges that as a result of the beta condition of such website tools and/or services, some of the functionality may be impaired or nonexistent and the client as a beta tester agrees to inform GR-NEAM of any bugs, glitches or other issues affecting the website.



      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be signed by their duly authorized representatives as of the day and year first above written.


GENERAL RE-NEW ENGLAND ASSET MANAGEMENT, INC.     PENN-AMERICA GROUP, INC.



By: _____________________________
                                                  By___________________________
Its:                                              Its:

PENN-STAR INSURANCE COMPANY                       PENN-AMERICA INSURANCE COMPANY



By: _____________________________                 By___________________________
Its:                                              Its:


PENN-PATRIOT INSURANCE COMPANY



By: _____________________________
Its:

MONTHLY REPORTING PACKAGE:
Client hereby elects to receive the monthly reporting package for his Account via email or hard copy, in lieu of access via the Platform.

By:_______________________

                                    Exhibits

Exhibit A. The Services
Exhibit B-1. List of Eligible Users and Program Administration -
 Monthly Reporting Package
Exhibit B-2. List of Eligible Users and Program Administration -
Investment Tools

                                    EXHIBIT A


Manager's CARATM system is an investment portfolio analytics system. It performs a wide range of analytics calculations on a wide range of securities, portfolios, and indices. The system runs on central site computers (currently in Trumbull, CT). Eligible Users utilize a desktop workstation or PC and Internet Service Provider to access the system. Client supplies the desktop equipment and Internet connection. The system includes:

       [ ]  Use of Central Site software
       [ ]  Access to Central Site Database (Indicative, Pricing, Historical)
       [ ]  Downloading capability of calculated data


COMMENCEMENT DATE FOR SERVICES: _________________

Website Tools:

Market Monitors: A collection of "rich/cheap" tools used to analyze broad market indices, yield curves, spreads and specific asset classes.

Risk Reporting: A full range of asset-level risk statistics for evaluation and identification of the sources of portfolio risk.

Investment Accounting Reports: Ability to electronically receive and print monthly reporting package directly from the website.

                                   EXHIBIT B-1

                List of Eligible Users and Program Administrator
                             FOR GR-NEAM'S WEBSITE-
                       ACCESS TO MONTHLY REPORTING PACKAGE

                            PENN-AMERICA GROUP, INC.
                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                         PENN-PATRIOT INSURANCE COMPANY
                               420 South York Road
                                Hatboro, PA 19040


------------------------------------- ----------------------------------- -----------------------------------
NAME                                  PHONE NUMBER                        E-MAIL ADDRESS
------------------------------------- ----------------------------------- -----------------------------------
Program Administrator:


------------------------------------- ----------------------------------- -----------------------------------
Brian Riley                           (215) 443-3631                      riley@penn-america.com

------------------------------------- ----------------------------------- -----------------------------------
Mark Criger                           (215) 773-7742                      criger@penn-america.com

------------------------------------- ----------------------------------- -----------------------------------
Mike Rusas                            (215) 773-7757                      rusas@penn-america.com

------------------------------------- ----------------------------------- -----------------------------------
Joseph Morris                         (215) 443-3612                      morris@penn-america.com

------------------------------------- ----------------------------------- -----------------------------------
Jon S. Saltzman                       (215) 443-3671                      saltzman@penn-america.com

------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
PENN-AMERICA GROUP, INC,                          PENN-PATRIOT INSURANCE COMPANY


By: _____________________________                 By___________________________
Its:                                              Its:

PENN-STAR INSURANCE COMPANY                       PENN-AMERICA INSURANCE COMPANY



By: _____________________________                 By___________________________
Its:                                              Its:



                                       37


                                   EXHIBIT B-2

                List of Eligible Users and Program Administrator
                             FOR GR-NEAM'S WEBSITE-
                           ACCESS TO INVESTMENT TOOLS

                            PENN-AMERICA GROUP, INC.
                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                         PENN-PATRIOT INSURANCE COMPANY
                               420 South York Road
                                Hatboro, PA 19040

---------------------------------------- -------------------------------- --------------------------------------------------
NAME                                     PHONE NUMBER                     E-MAIL ADDRESS
---------------------------------------- -------------------------------- --------------------------------------------------
Program Administrator:


---------------------------------------- -------------------------------- --------------------------------------------------
Brian Riley                              (215) 443-3631                   riley@penn-america.com

---------------------------------------- -------------------------------- --------------------------------------------------
Mark Criger                              (215) 773-7742                   criger@penn-america.com

---------------------------------------- -------------------------------- --------------------------------------------------
Mike Rusas                               (215) 773-7757                   rusas@penn-america.com

---------------------------------------- -------------------------------- --------------------------------------------------
Joseph Morris                            (215) 443-3612                   morris@penn-america.com

---------------------------------------- -------------------------------- --------------------------------------------------
Jon S. Saltzman                          (215) 443-3671                   saltzman@penn-america.com

---------------------------------------- -------------------------------- --------------------------------------------------


---------------------------------------- -------------------------------- --------------------------------------------------
PENN-AMERICA GROUP, INC,                          PENN-PATRIOT INSURANCE COMPANY


                                                  By___________________________
By: _____________________________
Its:                                              Its:

PENN-STAR INSURANCE COMPANY                       PENN-AMERICA INSURANCE COMPANY


                                                  By___________________________
By: _____________________________
Its:                                              Its:


